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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2002

Date of reporting period: JUNE 30, 2003

Item 1. REPORT TO SHAREHOLDERS



                                                                  VAN ECK GLOBAL

                                                       Worldwide Insurance Trust

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2003


                                   discipline



                                                      WORLDWIDE HARD ASSETS FUND



allocation



                                             diversify

                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of June 30, 2003, and are subject to change.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Hard Assets Fund provided a total return of 6.64% for the year-to-date period ending June 30, 2003. Since the start of the bear market (using a start date of March 31, 2000), the Fund rose 1.70% versus a decline of 31.82% for the Standard & Poor's (S&P) 500 Index(1), a decline of 14.84% for the Goldman Sachs Natural Resources (GSR) Index(2), and a gain of 17.52% for the Dow Jones-AIG Commodity Index (DJ-AIG)(3). Over this period, the Fund had correlation coefficients of 0.48 and
0.58 with the DJ-AIG and the S&P, respectively. Year to date, the Fund has outperformed the DJ-AIG (5.00%) and underperformed the S&P (11.75%) and the GSR (10.88%). Over the longer term, we are pleased that the Fund continues to offer strong relative performance with limited correlation to traditional asset classes.

MARKET REVIEW

The first six months of 2003 saw the continuation of a positive environment for hard asset sectors. A major theme was the ongoing pro-growth monetary policy throughout the world. This type of environment has historically benefited cyclical stocks. For over two years, central banks around the world have lowered interest rates in an effort to prop up the global economy. Recently, they have focused on monetary easing policies in an effort to fight deflation. The Federal Reserve cut rates by 25 basis points (0.25%) in June and the European Central Bank cut rates twice for a total of 75 basis points during the period. Other factors that positively contributed to hard asset performance were an increasingly unstable geopolitical environment, downward pressure on the U.S. dollar, and lower supplies in several commodity markets. Few commodity producers have invested in infrastructure or new production facilities in recent years. Thus, limited capacity exists in many industries. This shed a positive light on natural resource sectors, as rising demand in many hard asset markets had a positive effect on prices.

Natural resource stocks, however, did lag the strong rally in general equities in the second quarter, as investors wrestled with the post-Iraqi war environment and SARS-related issues. SARS fears during the period created concerns that Chinese demand for commodities would decline. China is the growth driver in the world's commodity market. It consumed nearly 25% of the world's seaborne iron last year, 22% of the world's steel, 17% of copper, 15% of aluminum and 8% of the world's gold. As events unfolded, however, SARS primarily affected the tourism and services industries; the impact on manufacturing and commodity sectors were limited.

During the period under review, the Fund benefited from its high exposure to ENERGY shares, particularly those with leverage to natural gas. Historically, energy prices have been heavily influenced by global politics. As we entered the period, all eyes were on the events leading up to the war in Iraq. The main focus in energy markets was the speed with which Iraqi oil production would be restored, as well as any OPEC response. Energy commodities screamed upwards in early 2003 in anticipation of interruptions of crude oil supply from the Middle East. Images from the previous Gulf War of Iraqi forces burning their own oil wells remained vivid in the minds of many investors. However, toward the end of the first quarter, crude and natural gas commodities suffered a short, albeit sharp, correction. Key drivers included a reduction in the "war premium" as Iraqi production appeared to be secured by coalition forces. Also, a significant increase in Saudi Arabian oil exports helped to cool the market. Throughout the period, investors faced the challenge of attempting to accommodate the development of the Iraqi oil industry. While this is a long-term issue, it is critical to understanding normalized valuations for equity investors. In the end, however, the market failed to collapse following the invasion in Iraq, as many had feared. As a result, the crude and natural gas markets enjoyed a significant rally during the second quarter.

In addition to the war in Iraq, low inventories across the board played a crucial role in the performance of the energy sector. Energy commodities rose sharply early in the period as cold weather exacerbated already depleted oil and gas inventories. Winter temperatures in the U.S. averaged significantly lower than both the previous year and the ten-year average. There was also a surge in demand in the Far East due to the shutdown of nuclear plants in Japan as well as colder temperatures across Asia. The Fund ended June with a 44.5% allocation to the energy market, up from 35.9% at the end of 2002.

In the GOLD market, the main factors influencing prices were the war in Iraq and U.S. dollar exchange rates. In February, gold advanced to a five-year high of

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

US$381.25 per ounce, propelled by buying in Asia and the Middle East as investors there sought safety amid the prospect of military conflict in Iraq, North Korea, and Israel. However, as the Iraqi invasion got underway, bullion corrected to US$322.75. Gold made another advance to the US$370 level in May that coincided with a renewed drop in the U.S. dollar. The first half ended with a gold price of US$346.40, slightly below the 2002 year-end price of $348.05.

Gold-mining shares gained 1.41% in the first half (as measured by the Financial Times Gold Mines Index(4). Regionally, North American and Australian gold shares turned in the best performance. Due to the global nature of the business, most gold producers have come under cost pressures due to rising local currencies. Strong local currencies cause the costs of labor and local materials to escalate in U.S. dollar terms. The South African miners have experienced the largest rise in costs due to the incredible strength of the rand, which has appreciated an astounding 60% (versus the U.S. dollar) during the past 18 months. The Fund maintained a steady allocation to the precious metals market during the first half of the year and ended June with a 23.8% allocation.

INDUSTRIAL METALS, generally used as raw materials in manufacturing, are typically very sensitive to worldwide economic conditions. As the economic slump worsened in the U.S., demand from manufacturers for metals such as aluminum dwindled. However, we believed that this sector offered some growth potential. Typically, prices rise with the first signs of renewed life in the manufacturing sector. This strategy proved beneficial to the Fund as manufacturing activity, after bottoming in April, began to improve in May. The Fund ended June with a 12.0% allocation to the industrial metals sector.

PAPER AND FOREST PRODUCT markets remained tight--the result of continued discipline on the supply side. The sector continued to be characterized by reduced capacity and attractive stock prices. Industry consolidation also proved to be a positive factor, further supporting prices. However, as we entered a seasonally weak period for the sector, we reduced the Fund's exposure, ending June with a 10.9% allocation.

REAL ESTATE investments continued to outpace the general financial markets through the first quarter of this year, marking one of the longest periods of outperformance for real estate investments in recent history. Additionally, the asset class has maintained its popularity in recent years due to the steady yields offered by REITs. REITs' average dividend of approximately 7% compares very favorably to the yields of bonds and other yield-bearing investments. For example, the benchmark 10-year Treasury note traded at a yield of 3.52% on June
30. In addition, low interest rates provided attractive financing deals, which buoyed property values in most sectors. However, on an absolute basis, fundamentals in world real estate markets have begun to come into question and the sector experienced some weakness toward the end of the period. Given the more attractive opportunities in other hard asset sectors, the Fund began to pare down its real estate holdings and ended June with a 6.0% allocation.

We would like to thank you for your participation in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


[Photo Omitted]            [Photo Omitted]


/s/ DEREK S. VAN ECK       /s/ SAMUEL R. HALPERT
--------------------       ---------------------
DEREK S. VAN ECK           SAMUEL R. HALPERT
PORTFOLIO MANAGER          MANAGEMENT TEAM MEMBER


[Photo Omitted]

/s/ JOSEPH M. FOSTER
--------------------
JOSEPH M. FOSTER
MANAGEMENT TEAM MEMBER

July 8, 2003

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Goldman Sachs Natural Resource (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(3) The Dow Jones-AIG Commodity Index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The DJ-AIG Index is composed of futures contracts on 20 physical commodities.

(4) The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------


                               SECTOR WEIGHTINGS*
                         AS OF JUNE 30, 2003 (UNAUDITED)

             [Data below represents pie chart in the printed piece]

                       Real Estate                     6.0%
                       Other                           0.1%
                       Agriculture                     2.5%
                       Energy                         44.5%
                       Industrial Metals              12.0%
                       Other Assets Less Liabilities   0.2%
                       Paper & Forest Products        10.9%
                       Precious Metals                23.8%




                            GEOGRAPHICAL WEIGHTINGS*
                         AS OF JUNE 30, 2003 (UNAUDITED)

            [Data below represents pie chart in the printed piece]

                       Australia                       8.6%
                       Canada                         26.2%
                       China                           1.1%
                       Finland                         0.9%
                       France                          1.5%
                       Hong Kong                       0.8%
                       Russia                          4.8%
                       South Africa                    6.2%
                       South Korea                     1.2%
                       United Kingdom                  5.2%
                       Other Assets Less Liabilities   0.2%
                       United States                  43.3%






-----------
* Portfolio is subject to change.

                           WORLDWIDE HARD ASSETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2003*
--------------------------------------------------------------------------------

OCCIDENTAL PETROLEUM CORP.
(U.S., 3.5%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. In addition, the company manufactures and markets a variety of basic chemicals. Occidental also has an interest in petrochemicals.

MURPHY OIL CORP.
(U.S., 3.1%)
Murphy Oil is a worldwide oil and gas exploration and production company with refining and marketing operations. The company's principal activities are located in the United States and the United Kingdom. Murphy Oil also conducts pipeline and crude oil trading operations in Canada.

NEWCREST MINING LTD.
(AUSTRALIA, 2.9%)
Newcrest Mining is a gold-mining, exploration and production company. The company's exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

YUKOS
(RUSSIA, 2.9%)
YUKOS produces, distributes, and markets oil and petroleum products worldwide. The company refines crude oil and operates reserves in West Siberian fields including Priobskoye. YUKOS markets its products through retail and wholesale networks in Europe and Asia via the Baltic Sea ports, the Black Sea, and the Druzhba pipeline.

SMITH INTERNATIONAL, INC.
(U.S., 2.7%)
Smith International supplies products and services to the oil and gas exploration and production industry. The company's products and services include drilling and completion fluid systems, solids control equipment, waste management services, three-cone drill bits and diamond drill bits.

TIMBERWEST FOREST CORP.
(CANADA, 2.6%)
TimberWest is a private timberland owner operating in western Canada. The company owns timber growing lands and two lumber manufacturing facilities, and has rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

GOLD FIELDS LTD.
(SOUTH AFRICA, 2.5%)
Gold Fields is a global gold mining, development and exploration company with operations in South Africa, Ghana and Australia. The group's principal operating mines include Driefontein, Kloof, Beatrix, and St. Helena. Gold Fields also has a platinum project undergoing evaluation in Finland.

BUNGE LTD.
(U.S., 2.5%)
Bunge is an integrated global agri-business and food company spanning the farm-to-consumer food chain. The company processes soybeans, produces and supplies fertilizer, manufactures edible oils and shortenings, mills dry corn and wheat, manufactures isolated soybean protein, and produces other food products. Bunge has primary operations in North and South America.

DEVON ENERGY CORP.
(U.S., 2.4%)
Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration, and production. The company operates in the Permian Basin and the Rocky Mountains, in the Gulf Coast area and offshore Gulf of Mexico, in the Western Canada Sedimentary Basin in Alberta and British Columbia, and in Azerbaijan and Brazil.

RANDGOLD RESOURCES LTD.
(UK, 2.2%)
Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines, as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in Cote d'Ivoire, Mali, Tanzania and Senegal.

-----------
*Portfolio is subject to change.

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

          NO. OF                                                       VALUE
COUNTRY   SHARES       SECURITIES (A)                                (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 8.6%
        3,975,540   Aviva Corporation Ltd.                        $     48,034
           30,000   Catuity, Inc.                                       45,309
          527,606   Newcrest Mining Ltd.                             2,709,290
        1,811,000   Oil Search Ltd.                                    996,820
          506,733   Origin Energy Ltd.                               1,377,585
          532,000   Portman Ltd.                                       382,102
          519,500   Santos Ltd.                                      2,057,415
        1,914,285   Southern Pacific
                      Petroleum NL                                     295,542
                                                                  ------------
                                                                     7,912,097
                                                                  ------------
CANADA: 26.2%
          201,500   Abitibi-Consolidated,
                      Inc. USD                                       1,291,615
           42,500   Agnico-Eagle Mines Ltd.
                      Warrants ($19.00,
                      expiring 11/14/07)                           USD 117,725
          924,000   Bema Gold Corp.                                  1,191,242
          462,000   Bema Gold Corp. Warrants
                      (CAD 2.00, expiring
                      6/02/04)*                                              0
        1,614,800   Brazilian Resources, Inc.*                         167,504
           11,610   Brookfield Homes Corp.                         USD 179,026
           30,000   Brookfield Properties Corp.                        644,612
           28,050   Brookfield Properties Corp.                    USD 596,063
           59,000   CHC Helicopter Corp. (Class A)                   1,137,465
           70,000   Domtar, Inc.                                       767,606
           70,000   Domtar, Inc. Warrants
                      (CAD 17.55, expiring
                      12/23/04)                                         17,634
           63,850   Ensign Resources Service
                      Group, Inc.                                      955,633
          889,100   Esprit Exploration Ltd.                          1,581,032
           80,000   FNX Mining Co., Inc.                               379,358
          210,000   Ivanhoe Mines Ltd.                                 519,690
          138,300   Kinross Gold Corp.                                 931,461
          133,685   Kinross Gold Corp.                             USD 902,374
           94,300   Meridian Gold, Inc.                              1,075,997
        1,300,000   Miramar Mining Corp.                             1,637,462
        1,072,000   Northern Orion Resources, Inc.                   1,175,534
          536,000   Northern Orion Resources, Inc.
                      Warrants (CAD 2.00, expiring
                      05/29/08)*                                             0
           25,000   NQL Drilling Tools, Inc. (Class A)                  67,610
           68,600   Placer Dome, Inc.                              USD 841,722
          187,300   SFK Pulp Fund                                    1,088,009
           48,800   Suncor Energy, Inc.                            USD 915,000
           27,200   Suncor Energy, Inc.                                510,686
           40,000   Talisman Energy, Inc.                            1,822,695
          285,800   TimberWest Forest Corp.                          2,392,872
        1,000,000   Wheaton River Minerals Ltd.                      1,259,586
                                                                  ------------
                                                                    24,167,213
                                                                  ------------
CHINA: 1.1%
          705,000   CNOOC Ltd.                                       1,039,643
                                                                  ------------
FINLAND: 0.9%
           72,000   Storo Enso Oyj (R Shares)                          802,765
                                                                  ------------
FRANCE: 1.5%
           18,500   Total Fina Elf SA
                      (Sponsored ADR)                                1,402,300
                                                                  ------------
HONG KONG: 0.8%
          145,600   Sun Hung Kai
                      Properties Ltd.                                  735,622
                                                                  ------------
RUSSIA: 4.8%
           35,000   JSC MMC Norilsk
                      Nickel (ADR)                                 1,21  8,000
           22,200   Surgutneftegaz Preferred
                          Stock (Sponsored ADR)                        563,880
          190,000   YUKOS                                            2,660,000
                                                                  ------------
                                                                     4,441,880
                                                                  ------------
SOUTH AFRICA: 6.2%
          190,000   Gold Fields Ltd.
                      (Sponsored ADR)                                2,314,200
           28,000   Impala Platinum Holdings Ltd.                    1,667,000
          145,150   Sappi Ltd. (ADR)                                 1,792,603
                                                                  ------------
                                                                     5,773,803
                                                                  ------------
SOUTH KOREA: 1.2%
           44,000   POSCO (ADR)                                      1,152,360
                                                                  ------------
UNITED KINGDOM: 5.2%
          100,000   Anglo American PLC                               1,532,124
          221,978   BHP Billiton PLC                                 1,172,878
          122,000   Randgold Resources
                      Ltd. (ADR)                                     2,074,000
                                                                  ------------
                                                                     4,779,002
                                                                  ------------
UNITED STATES: 43.3%
           64,420   Alcoa, Inc.                                      1,642,710
           26,000   AMB Property Corp.                                 732,420
           28,000   Boise Cascade Corp.                                669,200
           18,000   Boston Properties, Inc.                            788,400
           80,300   Bunge Ltd.                                       2,296,580
           22,000   ConocoPhillips                                   1,205,600
           36,000   Crescent Real Estate
                      Equities Co.                                     597,960
           41,300   Devon Energy Corp.                               2,205,420
           50,000   Duke Energy Corp.                                  997,500
           36,000   Forest Oil Corp.                                   904,320

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2003 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

          NO. OF                                   VALUE
COUNTRY   SHARES       SECURITIES (A)            (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED):
          129,000   Glamis Gold Ltd.                               $ 1,479,630
           60,000   GlobalSantaFe Corp.                              1,400,400
          330,000   Golden Star Resources Ltd.                         871,200
           90,000   Golden Star Resources Ltd.
                      Warrants ($1.50,
                      expiring 12/11/04)*                              102,600
          239,200   Hecla Mining Co.                                 1,011,816
           95,000   Inco Ltd.                                        2,008,300
          150,000   La Quinta Corp.                                    646,500
           54,000   Murphy Oil Corp.                                 2,840,400
           55,000   Noble Corp.                                      1,886,500
           33,000   Nucor Corp.                                      1,612,050
           97,000   Occidental Petroleum Corp.                       3,254,350
           70,000   PetroKazakhstan, Inc.
                      (Class A)                                        874,300
           53,000   Remington Oil & Gas Corp.                          974,140
           60,000   Rowan Companies, Inc.                            1,344,000
           68,000   Smith International, Inc.                        2,498,320
           20,000   Smurfit-Stone Container Corp.                      260,600
           20,000   Starwood Hotels & Resorts
                      Worldwide, Inc.                                  571,800
           62,800   Transocean, Inc.                                 1,379,719
           47,000   Weatherford International Ltd.                   1,969,300
           18,000   Weyerhaeuser Co.                                   972,000
                                                                   -----------
                                                                    39,998,035
                                                                   -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 99.8%
   (Cost: $83,090,344)                                              92,204,720
                                                                   -----------
OPTIONS PURCHASED:
AUSTRALIA: 0.0%
        3,975,540   Aviva Corp. Ltd.
                      (Call Option-Strike
                      AUD 0.10, expiring
                      12/31/05)*                                         5,337
        1,914,285   Southern Pacific
                      Petroleum NL
                      (Call Option-Strike
                      AUD 0.55, expiring
                      11/19/04)*                                             0
                                                                   -----------
TOTAL OPTIONS PURCHASED: 0.0%
 (Premiums paid $11,068)                                                 5,337
                                                                   -----------
TOTAL INVESTMENTS: 99.8%
  (Cost: $83,101,412)                                               92,210,057
OTHER ASSETS LESS LIABILITIES: 0.2%                                    191,403
                                                                   -----------
NET ASSETS: 100%                                                   $92,401,460
                                                                   ===========

SUMMARY OF                                                             % OF
INVESTMENTS                                                             NET
BY INDUSTRY                                                           ASSETS
--------------                                                       ---------
Agriculture                                                               2.5%
Energy                                                                   44.5%
Industrial Metals                                                        12.0%
Paper & Forest Products                                                  10.9%
Precious Metals                                                          23.8%
Real Estate                                                               6.0%
Other                                                                     0.1%
Other assets less liabilities                                             0.2%
                                                                     ---------
Net Assets                                                                100%
                                                                     =========


-------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
*   Fair value as determined by the Board of Trustees.
Glossary:
ADR-American Depositary Receipt






                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

ASSETS:
Investments, at value (cost $83,101,412) (Note 1) .....................   $ 92,210,057
Cash and foreign currency .............................................         10,361
Cash--initial margin for swap (Note 9) ................................        110,970
Receivables:
   Securities sold ....................................................      3,783,119
   Due from broker-- swap (Note 9) ....................................        631,782
   Dividends and interest .............................................        185,930
   Capital shares sold ................................................         13,935
                                                                          ------------
     Total assets .....................................................     96,946,154
                                                                          ------------
LIABILITIES:
Payables:
   Line of credit (Note 11) ...........................................      4,226,889
   Capital shares redeemed ............................................        190,147
   Due to Adviser .....................................................         81,065
   Accounts payable ...................................................         46,593
                                                                          ------------
     Total liabilities ................................................      4,544,694
                                                                          ------------
Net assets ............................................................   $ 92,401,460
                                                                          ============
Shares outstanding ....................................................      8,450,607
                                                                          ============
Net asset value, redemption and offering price per share ..............         $10.93
                                                                          ============
Net assets consist of:
   Aggregate paid in capital ..........................................   $117,756,481
   Unrealized appreciation of investments, swaps and foreign
     currency transactions ............................................      9,742,066
   Undistributed net investment income ................................        351,885
   Accumulated realized loss ..........................................    (35,448,972)
                                                                          ------------
                                                                          $ 92,401,460
                                                                          ============
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
INCOME (NOTE 1):
Dividends (less foreign taxes withheld of $67,570) ....................     $  988,912
Interest ..............................................................         28,724
                                                                            ----------
  Total income ........................................................      1,017,636
EXPENSES:
Management (Note 2) .....................................   $   470,249
Administration (Note 2) .................................         1,124
Reports to shareholders .................................        48,302
Professional ............................................        30,191
Trustees' fees and expenses .............................        17,195
Custodian ...............................................        17,014
Transfer agency .........................................         6,130
Interest (Note 11) ......................................         5,252
Other ...................................................        10,498
                                                            -----------
  Total expenses ........................................                      605,955
                                                                           -----------
  Net investment income .................................                      411,681
                                                                           -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
Realized loss from security transactions ................                   (2,638,791)
Realized gain from foreign currency transactions ........                       23,856
Change in unrealized appreciation of investments and swaps                   7,956,072
Change in unrealized depreciation of foreign denominated
   assets and liabilities ...............................                        5,239
                                                                           -----------
Net realized and unrealized loss on investments, swaps and
   foreign  currency transactions .......................                    5,346,376
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....                  $ 5,758,057
                                                                           ===========

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            SIX MONTHS
                                                                                               ENDED         YEAR ENDED
                                                                                           JUNE 30, 2003    DECEMBER 31,
                                                                                             (UNAUDITED)        2002
                                                                                           -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ............................................................      $     411,681   $     711,859
   Realized loss from security transactions .........................................         (2,638,791)     (6,715,482)
   Realized gain (loss) from foreign currency transactions ..........................             23,856        (125,621)
   Realized gain (loss) from swaps ..................................................                 --        (158,000)
   Change in unrealized appreciation of investments and swaps .......................          7,956,072        (490,722)
   Change in unrealized depreciation of foreign denominated assets and
     liabilities ....................................................................              5,239         (10,524)
                                                                                           -------------   -------------
   Net increase (decrease) in net assets resulting from operations ..................          5,758,057      (6,788,490)
                                                                                           -------------   -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ............................................................           (515,801)       (652,177)
                                                                                           -------------   -------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ....................................................        155,241,959     541,224,244
   Reinvestment of dividends ........................................................            515,801         652,177
   Cost of shares reacquired ........................................................       (166,576,343)   (514,006,768)
                                                                                           -------------   -------------
   Increase (decrease) in net assets resulting from capital share transactions ......        (10,818,583)     27,869,653
                                                                                           -------------   -------------
   Total increase (decrease) in net assets ..........................................         (5,576,327)     20,428,986
NET ASSETS:
Beginning of period .................................................................         97,977,787      77,548,801
                                                                                           -------------   -------------
End of period (including undistributed net investment income of $351,885 and
  $432,149, respectively) ...........................................................      $  92,401,460   $  97,977,787
                                                                                           =============   =============
*  SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold ......................................................................         15,196,871      50,872,791
   Reinvestment of dividends ........................................................             50,668          60,220
   Shares reacquired ................................................................        (16,308,605)    (48,672,993)
                                                                                           -------------   -------------
   Net increase (decrease) ..........................................................         (1,061,066)      2,260,018
                                                                                           =============   =============










                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                               SIX MONTHS
                                                   ENDED                             YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2003    -------------------------------------------------------------
                                                (UNAUDITED)       2002         2001         2000          1999         1998
                                               ------------     -------       -------      -------      -------       -------
Net Asset Value, Beginning of Period ........... $ 10.30        $ 10.69       $ 12.07      $ 10.96      $  9.20       $ 15.72
                                                 -------        -------       -------      -------      -------       -------
Income from Investment Operations:
   Net Investment Income .......................    0.04           0.08          0.14         0.16         0.15          0.21
   Net Realized and Unrealized Gain (Loss) on
     Investments, Swaps and Foreign
     Currency Transactions .....................    0.64          (0.38)        (1.39)        1.07         1.75         (4.43)
                                                 -------        -------       -------      -------      -------       -------
Total from Investment Operations ...............    0.68          (0.30)        (1.25)        1.23         1.90         (4.22)
                                                 -------        -------       -------      -------      -------       -------
Less Dividends and Distributions:
   Dividends from Net Investment Income ........   (0.05)         (0.09)        (0.13)       (0.12)       (0.14)        (0.09)
   Distributions from Realized Capital Gains ...      --             --            --           --           --         (2.21)
                                                 -------        -------       -------      -------      -------       -------
Total Distributions ............................   (0.05)         (0.09)        (0.13)       (0.12)       (0.14)        (2.30)
                                                 -------        -------       -------      -------      -------       -------
Net Asset Value, End of Period ................. $ 10.93        $ 10.30       $ 10.69      $ 12.07      $ 10.96       $  9.20
                                                 =======        =======       =======      =======      =======       =======
Total Return (a) ...............................    6.64%         (2.85)%      (10.45)%      11.41%       21.00%       (30.93)%

----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ................ $92,401        $97,978       $77,549      $98,728      $98,911       $85,813
Ratio of Gross Expenses to Average Net Assets ..    1.29%(c)       1.23%         1.18%        1.16%        1.26%         1.20%
Ratio of Net Expenses to Average Net Assets ....    1.28%(b)(c)    1.20%(b)      1.15%(b)     1.14%(b)     1.26%         1.16%
Ratio of Net Investment Income to Average
Net Assets .....................................    0.88%(c)       0.68%         1.13%        1.41%        1.39%         1.64%
Portfolio Turnover Rate ........................      22%            63%           86%         110%         199%          153%


-------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Excluding interest expense.

(c) Annualized








                        See Notes to Financial Statements

WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. The Fund had no written options outstanding at June 30, 2003.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. The Fund had no futures contracts outstanding at June 30, 2003.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at June 30, 2003.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the average daily net assets. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $10,704,620 and $15,916,089, respectively, for the six months ended June 30, 2003.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at June 30, 2003 was $83,101,412. As of June 30, 2003, net unrealized appreciation for federal income tax purposes aggregated $9,108,645 of which $16,732,440 related to appreciated securities and $7,623,795 related to depreciated securities.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2003, the Fund had no outstanding forward foreign currency contracts.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2003, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $60,401.

NOTE 9--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2003, the Fund had the following outstanding equity swap (stated in U.S. dollars):

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

                    NUMBER                  TERMI-
UNDERLYING            OF       NOTIONAL     NATION     UNREALIZED
 SECURITY           SHARES      AMOUNT       DATE     APPRECIATION
------------       --------    --------     ------     -----------
Gazprom Oil Co.     680,800    $110,970      Open       $631,782

NOTE 10--COMMODITY SWAP--The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2003, the Fund has no outstanding commodity swaps.

NOTE 11--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2003, the Fund borrowed an average daily amount of $514,152 at a weighted average interest rate of 1.88% under the Facility. At June 30, 2003, there were $4,226,889 outstanding borrowings under the Facility.

NOTE 12--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

                                  SUPPLEMENT TO

                  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                DATED MAY 1, 2003



WORLDWIDE HARD ASSETS FUND

See PRINCIPAL STRATEGIES, page 8 of the Prospectus.

Effective September 3, 2003, the Fund may invest more than 50% of its assets in any one "hard assets" sector and is not required to invest at least 5% of its assets in each of the "hard assets" sectors.




                   PROSPECTUS SUPPLEMENT DATED AUGUST 8, 2003

VAN ECK GLOBAL [Graphic Omitted]                                                [Graphic Omitted]
Investment Adviser:   Van Eck Associates Corporation                        Retire on YOUR terms(SM)
      Distributor:    Van Eck Securities Corporation                           Variable annuities
                      99 Park Avenue, New York, NY 10016 www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.

Item 6. [RESERVED]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE TO THIS REGISTRANT.

Item 8. [RESERVED]

Item 9. CONTROLS AND PROCEDURES.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

Item 10. EXHIBITS.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  8/25/03
     ---------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date  8/25/03
     ---------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date  8/25/03
     ---------